UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2004

                         PERFORMANCE TECHNOLOGIES, INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


       0-27460                                       16-1158413
(Commission File Number)                   (I.R.S. Employer Identification No.)

205 Indigo Creek Drive, Rochester, New York          14626
(Address of principal executive offices)           (Zip Code)

                                 (585) 256-0200
                (Company's telephone number, including area code)

                                (Not Applicable)
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosure


On February 18, 2004, the Registrant announced it has entered into an agreement to invest up to $3.0 million in InSciTek Microsystems, Inc. in the form of an interest bearing convertible note. An initial $1.3 million in funding was made by Performance Technologies in conjunction with execution of the agreement.
The balance of the Performance Technologies investment, part of an overall
$4.0 to $4.5 million financing round for InSciTek, will be made in several stages over the next year based upon certain criteria. If all stages of the total investment are made by Performance Technologies, it will receive an option to acquire ownership of InSciTek during a future specified period.

A copy of the press release announcing the foregoing matter is filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(c)     Exhibits.

        (99.1) Press Release issued by Performance Technologies, Incorporated on February 18, 2004.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PERFORMANCE TECHNOLOGIES, INCORPORATED

February 20, 2004                               By: /s/ Donald L. Turrell
                                                -------------------------
                                                        Donald L. Turrell
                                                        President and
                                                        Chief Executive Officer


February 20, 2004                               By: /s/ Dorrance W. Lamb
                                                ------------------------
                                                        Dorrance W. Lamb
                                                        Chief Financial Officer
                                                        Vice President, Finance

                                                                    Exhibit 99.1



                                  Press Release


ROCHESTER, N.Y. - February 18, 2004 - Performance Technologies (Nasdaq NM:PTIX) today announced it has entered into an agreement to invest up to $3.0 million in InSciTek Microsystems, Inc. in the form of an interest bearing convertible note.

An initial $1.3 million in funding was made by Performance Technologies in conjunction with execution of the agreement. The balance of the Performance Technologies investment, part of an overall $4.0 to $4.5 million financing round for InSciTek, will be made in several stages over the next year based upon certain criteria. If all stages of the total investment are made by Performance Technologies, it will receive an option to acquire ownership of InSciTek during a future specified period.

InSciTek, based in the Rochester, New York suburb of Fairport, is an emerging company focused on providing easy-to-deploy and highly integrated communications server appliances for small to mid-size businesses. It is now shipping its first product offering, the Allworx 10x, which includes an integrated PBX phone system, PC network and communication software such as email, calendaring and voicemail, in one single compact system. The
Allworx 10x also provides secure Internet and remote access capabilities plus key business productivity features such as unified messaging and other group collaboration tools. The Allworx 10x is a competitive alternative to more expensive, multi-unit and multi-vendor solutions.


"We have strategically evolved our product portfolio by layering our network access, signaling and switching expertise over the packet-based Internet Protocol, or IP/Ethernet, and using it as the core technology thread," said John M. Slusser, chairman and chief strategic officer of Performance Technologies. "Our recently announced acquisition of Mapletree Networks further expands our ability to address packet-based applications such as voice over IP. InSciTek has developed an innovative convergence of most of these same technologies into a unique product offering that is a leading-edge representative of the future of packet-based systems. Because of this technology focus and vision, we feel the investment in and relationship with InSciTek will be highly synergistic with Performance Technologies."

"We are particularly pleased to have this lead investment come from Performance Technologies," said George E. Daddis, Jr., InSciTek president and CEO. "Not only does it provide us with resources to further execute our operational plans, but it also gives us a strategic connection with a company that is a recognized technology leader in packet-based product solutions. We look forward to this relationship with Performance Technologies."

About Performance Technologies
Performance Technologies (Nasdaq NM: PTIX) is a leading developer of unified embedded computing products and system-level solutions for the communications, military and commercial markets. Serving the industry for over 20 years, our packet-based products provide our customers the ability to supply highly available and fully-managed systems with time-to-market, performance and cost advantages.

Performance Technologies is headquartered in Rochester, New York. Additional operational and engineering facilities are located in San Diego and San Luis Obispo, California, Norwood, Massachusetts and Ottawa, Canada.
For more information, visit www.pt.com.


Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.

These forward-looking statements are subject to certain risks and uncertainties and the Company's actual results could differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid or unexpected changes in technologies, cancellation or delay of customer orders including those relating to design wins, changes in the product or customer mix of sales, delays in new product development, customer acceptance of new products and customer delays in qualification of products. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2002, as reported in its Annual Report on Form 10-K and other documents as filed with the Securities and Exchange Commission.